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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


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         Date of Report (Date of earliest event reported): MAY 11, 2000



                           BRIGHAM EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)



         DELAWARE                       000-22433                75-2692967
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


                            6300 BRIDGEPOINT PARKWAY
                             BUILDING TWO, SUITE 500
                               AUSTIN, TEXAS 78730
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (512) 427-3300



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Item 5.  OTHER EVENTS.

         On May 11, 2000, Brigham Exploration Company (the "Company") provided its quarterly overview of operational activity for the three month period ending March 31, 2000, which was highlighted by a significant Springer natural gas discovery in its Anadarko Basin province and a successful development well at Brigham's Home Run Field in its Texas Gulf Coast province. On May 15, 2000, the Company announced its financial results for the quarter ended March 31, 2000.

         Copies of the Company's press releases that provided these announcements are attached hereto as Exhibit 99.1 and 99.2.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                     Item Number                     Exhibit
                     -----------        -------------------------------------

                        99.1*           Press Release dated May 11, 2000.

                        99.2*           Press Release dated May 15, 2000.


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* filed herewith.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              BRIGHAM EXPLORATION COMPANY

Date:    May 26, 2000                         By:  /s/ Curtis F. Harrell
                                                   ------------------------
                                                   Curtis F. Harrell
                                                   Chief Financial Officer


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                                INDEX TO EXHIBITS

     Item Number                          Exhibit
     -----------        ------------------------------------------

         99.1           Press Release dated May 11, 2000.

         99.2           Press Release dated May 15, 2000.